UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

May 10, 2016

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9576 (Commission File Number)	22-2781933 (IRS Employer Identification No.)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.         OTHER EVENTS.

On May 10, 2016, Owens-Illinois, Inc. (the “Company”) issued a press release announcing its intent to adjourn its annual meeting of share owners from May 12, 2016 to May 26, 2016. A copy of the press release is furnished as Exhibit 99.1.

The Company intends to convene and immediately adjourn the 2016 annual meeting of share owners to allow share owners sufficient time to review the amended annual report on Form 10-K for the year ended December 31, 2015, which the Company intends to file on or prior to May 16, 2016. The adjourned 2016 annual meeting will reconvene on May 26, 2016 at 9:00 a.m. local time, in Plaza 4 of the O-I World Headquarters, Perrysburg, Ohio.

ITEM 9.01.                               FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                                                                 Exhibits.

Exhibit
No.	Description
99.1	Press Release dated May 10, 2016, announcing intent to adjourn the annual meeting of share owners from May 12, 2016 to May 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: May 10, 2016	By:	/s/ Jan A. Bertsch
	Name:	Jan A. Bertsch
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated May 10, 2016, announcing intent to adjourn the annual meeting of share owners from May 12, 2016 to May 26, 2016